UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8081

Name of Fund:  MuniHoldings Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ,
08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 05/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
April 30, 2003


MuniHoldings
Fund, Inc.


www.mlim.ml.com


MuniHoldings Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS FUND, INC.


The Benefits
And Risks of
Leveraging


MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Fund, Inc., April 30, 2003


DEAR SHAREHOLDER


For the year ended April 30, 2003, the Common Stock of MuniHoldings Fund, Inc. had a net annualized yield of 6.61%, based on a year-end per share net asset value of $15.07 and $.996 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +11.54%, based on a change in per share net asset value from $14.50 to $15.07, and assuming reinvestment of ..983 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the total investment return on the Fund's Common Stock was +6.39%, based on a change in per share net asset value from $14.70 to $15.07, and assuming reinvestment of $.516 per share income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction
Market Preferred Stock had an average yield of 1.16% for Series A and 1.07% for Series B.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's share on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./ Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong
U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.



MuniHoldings Fund, Inc., April 30, 2003


Portfolio Strategy
In an effort to achieve the Fund's primary goal of enhancing the tax-exempt yield to the Common Stock shareholder, our investment strategy involved sustaining a defensive structure with a fully invested stance. Because the Fund currently has a low exposure to performance bonds, the Fund fared well during the past six months even though interest rates were volatile. We maintained a fully invested position as a result of the extremely low interest rates received on cash reserves. A low cash balance helped the Fund generate a tax-exempt yield significantly above the industry average. The Fund's trading activity focused on corporate-backed issues and supply/demand imbalances in the California market. We took advantage of the significant weakness in the airline sector and purchased bonds with various security features backed by American Airlines and Continental Airlines. These issues rallied going into the fourth quarter of 2002 as new crossover buyers entered the tax-exempt market. We took advantage of the higher prices and in January 2003 reduced the Fund's exposure of American Airlines-backed bonds, anticipating a weak earning season for the industry and American Airlines in particular. We also added TXU Electric bonds into the portfolio. Under unwarranted pressure on their parent company, spreads for TXU Electric-backed bonds widened significantly in October 2002. We purchased approximately 2% of the Fund's assets in TXU Electric-backed bonds at attractive levels before investor demand drove up the prices of bonds following Moody's Investors Service reaffirmation of TXU Electric's Baa2 rating. In addition, we made attractive purchases in the new-issue market. The large
$11.8 billion California Department of Water issue provided the Fund with an opportunity to purchase attractively priced non-amortized paper. Because of the size of the issue, the California Department of Water transaction came at a significant concession to the market to stimulate demand. The Fund was able to purchase attractively priced bonds maturing in 2021 and 2022.

The long-term outlook for the tax-exempt high yield market looks positive. We have seen a significant spread narrowing in the taxable market since October 2002, and the municipal market generally lags their taxable counterparts by three months - six months. With credit spreads still well above historical averages, the municipal high yield market should continue to perform well. We believe the Fund's portfolio structure of a high current yield and defensive duration position should enable the Fund to perform well in most interest rate environments. We will look to reduce the Fund's exposure to spread product if either there is a significant improvement in credit spreads or if there is the risk of another economic slowdown.

During the period, the Fund's borrowing costs remained in the 1% - 1.25% range, with interest rates presently near 1%. These attractive funding levels, in combination with a steep tax-exempt yield curve, have generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We thank you for your support of MuniHoldings Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn

President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



May 19, 2003




SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)

                 S&P      Moody's      Face
STATE         Ratings+++  Ratings+++  Amount Issue                                                                   Value
Arizona--1.5%    BB+         Ba1    $ 1,200  Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                             Refunding (El Paso Electric Company Project), Series A, 6.25%
                                             due 5/01/2037                                                        $   1,212

                 NR*         Caa2     3,000  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                             (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023             983

                 NR*         NR*        835  Show Low, Arizona, Improvement District No. 5, Special Assessment
                                             Bonds, 6.375% due 1/01/2015                                                881


California--     A-          A3       3,870  California Statewide Communities Development Authority, Health
11.9%                                        Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                             due 10/01/2023                                                           4,123

                 A           A2       3,000  Chula Vista, California, IDR, Refunding (San Diego Gas &
                                             Electric Co.), AMT, Series A, 6.75% due 3/01/2023                        3,041

                                             Montebello, California, Unified School District, GO (b):
                 AAA         Aaa      2,405     5.61%** due 8/01/2022                                                   914
                 AAA         Aaa      2,455     5.61%** due 8/01/2023                                                   877

                                             Sacramento County, California, Sanitation District Financing
                                             Authority, Revenue Refunding Bonds:
                 AA          Aa3     11,450     RIB, Series 366, 10.111% due 12/01/2027 (f)                          14,032
                 AA          Aa3      1,550     Series A, 5.875% due 12/01/2027                                       1,725


Colorado--3.8%   NR*         NR*      2,645  Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                             Improvement Fee), Series A, 7.35% due 9/01/2031                          2,702

                 AA          NR*      3,000  Interlocken, Colorado, GO, Refunding (Metropolitan District),
                                             Series A, 5.75% due 12/15/2019                                           3,239

                 BB+         Ba1      1,840  Northwest Parkway, Colorado, Public Highway Authority Revenue
                                             Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                    1,924


Connecticut--    NR*         NR*      2,735  Connecticut State Development Authority, IDR (AFCO Cargo
6.5%                                         BDL--LLC Project), AMT, 8% due 4/01/2030                                 2,817

                 AAA         Aaa      8,970  Connecticut State Special Tax Obligation Revenue Bonds
                                             (Transportation Infrastructure), Series A, 6% due 12/01/2009 (b)(c)     10,764


Florida--5.1%    NR*         NR*        700  Bonnet Creek Resort, Florida, Community Development District,
                                             Special Assessment Revenue Bonds, 7.50% due 5/01/2034                      720




Portfolio
Abbreviations


To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes



MuniHoldings Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P      Moody's      Face
STATE         Ratings+++  Ratings+++  Amount Issue                                                                   Value
Florida          BBB         Baa1   $ 2,520  Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
(concluded)                                  Company Project), 5.10% due 10/01/2013                               $   2,448

                 A-          A2       4,725  Orange County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds (Orlando Regional Healthcare), 6% due 12/01/2028           5,015

                 NR*         NR*      1,000  Orlando, Florida, Urban Community Development District, Capital
                                             Improvement Special Assessment Bonds, Series A, 6.95% due 5/01/2033      1,021

                 NR*         NR*      1,400  Palm Beach County, Florida, HFA, M/F Housing Revenue Bonds (Lake
                                             Delray Apartment Project), AMT, Series A, 6.40% due 1/01/2031            1,314


Georgia--0.9%    NR*         NR*      1,750  Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                             Project), 7.90% due 12/01/2024                                           1,815


Idaho--1.2%      BB+         Ba3      3,000  Power County, Idaho, Industrial Development Corporation, Solid
                                             Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                             6.45% due 8/01/2032                                                      2,515


Illinois--4.0%   NR*         B2         845  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project), 8%
                                             due 10/01/2016                                                             868

                 NR*         NR*      1,200  Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                             6.75% due 12/01/2032                                                     1,201

                 BBB         NR*      2,250  Illinois Development Finance Authority, Revenue Refunding Bonds
                                             (Community Rehab Providers), Series A, 6.05% due 7/01/2019               2,215

                 AA          Aa2      4,000  Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT, Sub-Series C-2,
                                             5.35% due 2/01/2027                                                      4,112


Indiana--2.4%    NR*         NR*      8,985  Allen County, Indiana, Redevelopment District Tax Increment
                                             Revenue Bonds (General Motors Development Area), 7%** due 11/15/2013     4,975


Louisiana--0.4%  NR*         NR*        800  Hodge, Louisiana, Utility Revenue Bonds (Stone Container
                                             Corporation), AMT, 9% due 3/01/2010                                        817


Maryland--2.3%   NR*         NR*      1,875  Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                             (Arundel Mills Project), 7.10% due 7/01/2029                             2,044

                 NR*         NR*      2,750  Maryland State Energy Financing Administration, Limited
                                             Obligation Revenue Bonds (Cogeneration--AES Warrior Run), AMT,
                                             7.40% due 9/01/2019                                                      2,810


Massachusetts--  BB+         NR*      1,000  Massachusetts State Development Finance Agency, Revenue
0.4%                                         Refunding Bonds (Eastern Nazarine College), 5.625% due 4/01/2029           749


Michigan--1.7%   BBB         Baa2     3,505  Delta County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds (Mead
                                             Westvaco--Escanaba), Series A, 6.25% due 4/15/2027                       3,540


Minnesota--1.8%  A-          NR*      3,500  Minneapolis, Minnesota, Community Development Agency, Supported
                                             Development Revenue Refunding Bonds, Series G-3, 5.45% due
                                             12/01/2031                                                               3,639


Mississippi--    BBB-        Ba1      7,675  Claiborne County, Mississippi, PCR, Refunding (System Energy
5.1%                                         Resources Inc. Project), 6.20% due 2/01/2026                             7,655

                 BBB-        Ba1      3,000  Mississippi Business Finance Corporation, Mississippi, PCR,
                                             Refunding (System Energy Resources Inc. Project), 5.90% due
                                             5/01/2022                                                                2,961


Missouri--1.7%   NR*         NR*      2,000  Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                             Bonds (Gravois Bluffs), 7% due 10/01/2021                                2,113

                 BBB+        Baa1     1,400  Missouri State Development Finance Board, Infrastructure Facilities
                                             Revenue Bonds (Branson), Series A, 5.50% due 12/01/2032                  1,421


Nevada--1.5%     AAA         Aaa      3,000  Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                             6.70% due 6/01/2022 (b)                                                  3,108


New Jersey--                                 New Jersey EDA, Retirement Community Revenue Bonds, Series A:
10.6%            NR*         NR*      1,475     (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031             1,475
                 NR*         NR*      3,600     (Seabrook Village Inc.), 8.25% due 11/15/2030                         3,799

                                             New Jersey EDA, Special Facility Revenue Bonds (Continental
                                             Airlines Inc. Project), AMT:
                 B           Caa2     1,000     6.625% due 9/15/2012                                                    731
                 B           Caa2     2,500     6.25% due 9/15/2029                                                   1,752

                                             New Jersey Health Care Facilities Financing Authority Revenue
                                             Bonds:
                 BB+         NR*      1,625     (Pascack Valley Hospital Association), 6.625% due 7/01/2036           1,606
                 NR*         Baa1     3,325     (South Jersey Hospital), 6% due 7/01/2026                             3,431

                 AAA         Aaa      4,425  Salem County, New Jersey, Industrial Pollution Control Financing
                                             Authority, Revenue Refunding Bonds (Public Service Electric & Gas),
                                             RIB, Series 380, 10.86% due 6/01/2031 (f)(g)                             5,035

                 A-          A3       4,605  Tobacco Settlement Financing Corporation of New Jersey Revenue
                                             Bonds, 7% due 6/01/2041                                                  4,236


New Mexico--                                 Farmington, New Mexico, PCR, Refunding (Public Service Company--San
2.5%                                         Juan Project):
                 BBB-        Baa3     2,000     Series A, 6.30% due 12/01/2016                                        2,043
                 BBB-        Baa3     2,000     Series D, 6.375% due 4/01/2022                                        2,047

                 AAA         Aaa      1,000  Los Alamos County, New Mexico, Utility System Revenue Refunding
                                             Bonds, Series A, 6% due 7/01/2015 (e)                                    1,070


New York--18.6%                              New York City, New York, City IDA, Civic Facility Revenue Bonds:
                 NR*         NR*        535     Series C, 6.80% due 6/01/2028                                           546
                 NR*         NR*      1,240     (Special Needs Facilities Pooled Program), Series C-1, 5.50%
                                                due 7/01/2007                                                         1,236

                 BBB-        Ba2      1,110  New York City, New York, City IDA, Special Facility Revenue
                                             Bonds (British Airways PLC Project), AMT, 7.625% due 12/01/2032            844

                 NR*         Aaa      6,000  New York City, New York, City Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds, RITR, Series 11, 9.92% due
                                             6/15/2026 (e)(f)                                                         7,533

                 A           A2       1,900  New York City, New York, Fiscal Year 2003, GO, Series I, 5.75%
                                             due 3/01/2021                                                            2,048

                 AAA         Aaa     11,000  New York City, New York, GO, Refunding, Series G, 5.75% due
                                             2/01/2014 (b)                                                           12,111

                 AAA         Aaa     10,000  New York City, New York, GO, Series F, 6% due 8/01/2016 (g)             11,221

                 NR*         NR*      1,165  Westchester County, New York, IDA, Civic Facility Revenue Bonds
                                             (Special Needs Facilities Pooled Program), Series E-1, 5.50% due
                                             7/01/2007                                                                1,161

                 NR*         NR*      2,080  Westchester County, New York, IDA, Continuing Care Retirement,
                                             Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                             6.50% due 1/01/2034                                                      2,049


North Carolina--  BBB        Baa3     2,100  North Carolina Eastern Municipal Power Agency, Power System
1.1%                                         Revenue Refunding Bonds, Series C, 5.375% due 1/01/2016                  2,199


Ohio--0.2%       NR*         VMIG1++    400  Montgomery County, Ohio, Revenue Refunding Bonds (Miami Valley
                                             Hospital), VRDN, Series A, 1.35% due 11/15/2022 (i)                        400


Oklahoma--0.6%   A1+         VMIG1++    200  Oklahoma State Industries Authority, Revenue Refunding Bonds
                                             (Integris Baptist), VRDN, Series B, 1.35% due 8/15/2029 (g)(i)             200




MuniHoldings Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P      Moody's      Face
STATE         Ratings+++  Ratings+++  Amount Issue                                                                   Value
Oklahoma                                     Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding
(concluded)                                  Bonds (AMR), AMT, Series A:
                 CCC         Caa2   $   570     5.80% due 6/01/2035                                               $     334
                 CCC         Caa2     1,425     5.375% due 12/01/2035                                                   799

Oregon--0.9%     NR*         NR*      2,050  Western Generation Agency, Oregon, Cogeneration Project Revenue
                                             Bonds (Wauna Cogeneration Project), AMT, Series B, 7.40% due
                                             1/01/2016                                                                1,921


Pennsylvania--                               Pennsylvania Economic Development Financing Authority, Exempt
10.4%                                        Facilities Revenue Bonds (National Gypsum Company), AMT:
                 NR*         NR*      2,750     Series A, 6.25% due 11/01/2027                                        2,500
                 NR*         NR*      6,000     Series B, 6.125% due 11/01/2027                                       5,366

                 AAA         NR*      4,970  Pennsylvania State Higher Educational Facilities Authority,
                                             College and University Revenue Bonds (Eastern College), Series B,
                                             8% due 10/15/2006 (c)                                                    6,089

                 NR*         NR*        725  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                             Development, AMT, 7.75% due 12/01/2017                                     743

                 NR*         NR*      4,000  Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                             Commercial Development (Days Inn), Series B, 6.50% due 10/01/2027        3,969

                 A-          NR*      2,900  Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                             Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031                  3,025

Rhode Island--                               Rhode Island State Health and Educational Building Corporation,
1.9%                                         Hospital Financing Revenue Bonds (Lifespan Obligation Group):
                 BBB         Baa2     1,500     6.375% due 8/15/2021                                                  1,553
                 BBB         Baa2     2,385     6.50% due 8/15/2032                                                   2,450



South            BBB+        Baa2     3,020  Medical University, South Carolina, Hospital Authority, Hospital
Carolina--3.5%                               Facilities Revenue Refunding Bonds, Series A, 6.375% due 8/15/2027       3,156

                 BBB-        NR*      2,400  South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach Convention
                                             Center), Series A, 6.625% due 4/01/2036                                  2,405

                 A-          A3       1,875  Tobacco Settlement Revenue Management Authority, South Carolina,
                                             Tobacco Settlement Revenue Bonds, Series B, 6.375% due 5/15/2028         1,608


South Dakota--   A           A3       1,320  Educational Enhancement Funding Corporation, South Dakota,
0.5%                                         Series B, 6.50% due 6/01/2032                                            1,124


Tennessee--6.6%                              Hardeman County, Tennessee, Correctional Facilities Corporation
                                             Revenue Bonds:
                 NR*         NR*        680     7% due 8/01/2004                                                        708
                 NR*         NR*      4,500     7.75% due 8/01/2017                                                   4,535

                 BBB+        Baa1     4,575  Shelby County, Tennessee, Health, Educational and Housing
                                             Facility Board, Hospital Revenue Refunding Bonds (Methodist
                                             Healthcare), 6.50% due 9/01/2026                                         4,926

                 NR*         Aa2      3,400  Tennessee Educational Loan Revenue Bonds (Educational Funding
                                             South Inc.), AMT, Senior-Series B, 6.20% due 12/01/2021                  3,604


Texas--23.9%     BBB-        Baa3     4,000  Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028             4,162

                                             Brazos River Authority, Texas, PCR, Refunding:
                 BBB         Baa2     1,000     (TXU Electric Company Project), Series B, 4.75% due 5/01/2029           992
                 BBB         Baa2     2,785     (Texas Utility Company), AMT, Series A, 7.70% due 4/01/2033           2,923
                 BBB         Baa2     2,360     (Utilities Electric Company), AMT, Series B, 5.05% due 6/01/2030      2,355

                 BBB-        Ba1      2,340  Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                             Energy Inc. Project), Series B, 7.75% due 12/01/2018                     2,439

                 A-          A3       3,875  Brazos River, Texas, Harbor Navigation District, Brazoria County
                                             Environmental Revenue Refunding Bonds (Dow Chemical Company Project),
                                             AMT, Series A-7, 6.625% due 5/15/2033                                    4,011

                 CC          Caa2     1,355  Dallas-Fort Worth, Texas, International Airport Facility
                                             Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                             6% due 11/01/2014                                                          468

                 CC          Caa2     1,000  Dallas-Fort Worth, Texas, International Airport Facility,
                                             Improvement Corporation Revenue Refunding Bonds (American Airlines),
                                             AMT, Series A, 5.95% due 5/01/2029                                         650

                 NR*         Ba3      1,340  Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                             (Citgo Petroleum Corporation Project), AMT, 7.50% due 5/01/2025          1,318

                 BBB         Baa2     2,315  Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding
                                             Bonds (International Paper Company), AMT, Series A, 6.10%
                                             due 8/01/2024                                                            2,338

                 B           Caa2     2,100  Houston, Texas, Airport System, Special Facilities Revenue Bonds
                                             (Continental Airlines), AMT, Series E, 6.75% due 7/01/2029               1,240

                 A-          A3       3,000  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                             Semiconductor), AMT, 6.375% due 4/01/2027                                3,130

                 BBB-        Ba1      1,485  Matagorda County, Texas, Navigation District Number 1 Revenue
                                             Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029        1,544

                 NR*         NR*      2,000  North Central Texas, Health Facility Development Corporation,
                                             Retirement Facility Revenue Bonds (Northwest Senior Housing),
                                             Series A, 7.50% due 11/15/2029                                           2,045

                 BBB         Baa2     5,000  Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                             Project), Series A, 6.45% due 11/01/2030                                 5,111

                 BBB         Baa2     1,390  Sabine River Authority, Texas, PCR, Refunding (TXU Electric
                                             Company Project), Series C, 4% due 5/01/2028                             1,390

                 AAA         Aaa      7,945  Texas State Department of Housing and Community Affairs,
                                             Residential Mortgage Revenue Bonds, AMT, Series A, 5.70% due
                                             1/01/2033 (d)                                                            8,540

                 AAA         Aaa      3,460  Texas State Department of Housing and Community Affairs,
                                             Residential Mortgage Revenue Refunding Bonds, AMT, Series B,
                                             5.25% due 7/01/2022 (d)                                                  3,552

                 NR*         Baa3     1,500  Texas State Student Housing Corporation, Student Housing
                                             Revenue Bonds (Midwestern State University Project), 6.50%
                                             due 9/01/2034                                                            1,457


Utah--0.0%       NR*         NR*      3,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                             AMT, Series A, 7.55% due 7/01/2027 (h)                                       0


Vermont--1.2%    BBB+        NR*      2,370  Vermont Educational and Health Buildings, Financing Agency
                                             Revenue Bonds (Developmental and Mental Health), Series A, 6%
                                             due 6/15/2017                                                            2,448


Virginia--8.7%   BBB+        A3       1,150  Chesterfield County, Virginia, IDA, PCR (Virginia Electric and
                                             Power Company), Series A, 5.875% due 6/01/2017                           1,219

                 AAA         Aaa      7,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                             Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                            8,107

                 BBB-        Baa3     1,450  Mecklenburg County, Virginia, IDA, Exempt Facility Revenue
                                             Refunding Bonds (UAE LP Project), 6.50% due 10/15/2017                   1,423




MuniHoldings Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                 S&P      Moody's      Face
STATE         Ratings+++  Ratings+++  Amount Issue                                                                   Value
Virginia                                     Pocahontas Parkway Associates Virginia, Toll Road Revenue Bonds:
(concluded)      NR*         Ba1    $ 5,600     First Tier, Sub-Series C, 6.25%** due 8/15/2028                   $     253
                 NR*         Ba1      5,700     First Tier, Sub-Series C, 6.25%** due 8/15/2029                         228
                 BB          NR*        750     Senior-Series A, 5.50% due 8/15/2028                                    497
                 BB          NR*      1,500     Senior-Series B, 8.40%** due 8/15/2029                                  150
                 BB          NR*        300     Senior-Series B, 8.80%** due 8/15/2030                                   28

                 AAA         Aaa      5,990  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                             Series J, Sub-Series J-1, 5.20% due 7/01/2019 (g)                        6,274


Washington--     NR*         NR*      1,700  Port Seattle, Washington, Special Facilities Revenue Bonds
1.2%                                         (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                   1,123

                 NR*         NR*      1,425  Seattle, Washington, Housing Authority, Housing Revenue Bonds
                                             (Replacement Housing Project), 6.125% due 12/01/2032                     1,427


West Virginia--  B+          Ba3      1,000  Princeton, West Virginia, Hospital Revenue Refunding Bonds
0.4%                                         (Community Hospital Association Inc. Project), 6% due 5/01/2019            807


Wisconsin--2.3%  AAA         Aaa      2,000  Evansville, Wisconsin, Community School District, GO, Refunding,
                                             5.50% due 4/01/2020 (b)                                                  2,174

                                             Wisconsin State Health and Educational Facilities Authority
                                             Revenue Bonds:
                 NR*         NR*        825     (New Castle Place Project), Series A, 7% due 12/01/2031                 828
                 BBB+        NR*      1,755     (Synergyhealth Inc.), 6% due 11/15/2032                               1,772


Wyoming--1.3%    BB+         Ba3      3,000  Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                             (FMC Corporation Project), AMT, Series B, 6.90% due 9/01/2024            2,735


Virgin           BBB-        Baa3     4,650  Virgin Islands Government Refinery Facilities Revenue
Islands--2.3%                                Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                  4,704


                                             Total Municipal Bonds (Cost--$306,840)--150.9%                         313,760



                                     Shares
                                      Held   Short-Term Securities
                                      3,209  Merrill Lynch Institutional Tax-Exempt Fund (j)                          3,209


                                             Total Short-Term Securities (Cost--$3,209)--1.5%                         3,209


                 Total Investments (Cost--$310,049)--152.4%                                                         316,969
                 Other Assets Less Liabilities--0.5%                                                                  1,004
                 Preferred Stock, at Redemption Value--(52.9%)                                                    (110,013)
                                                                                                                  ---------
                 Net Assets Applicable to Common Stock--100.0%                                                    $ 207,960
                                                                                                                  =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)Prerefunded.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(g)MBIA Insured.
(h)Non-income producing security.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(j)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                              (in Thousands)
                                       Net         Dividend
Affiliate                            Activity       Income

Merrill Lynch Institutional
Tax-Exempt Fund                       3,209           $16


*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
+++Ratings have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.



STATEMENT OF NET ASSETS

                  As of April 30, 2003
Assets:           Investments, at value (identified cost--$310,048,596)                                        $316,969,085
                  Cash                                                                                            1,428,526
                  Receivables:
                     Interest                                                                $  5,667,196
                     Securities sold                                                            1,486,320
                     Dividends                                                                        103         7,153,619
                                                                                             ------------
                  Prepaid expenses                                                                                    1,645
                                                                                                               ------------
                  Total assets                                                                                  325,552,875
                                                                                                               ------------

Liabilities:      Payables:
                     Securities purchased                                                       7,301,054
                     Investment adviser                                                           147,368
                     Dividends to Common Stock shareholders                                        97,975
                     Other affiliates                                                               2,456         7,548,853
                                                                                             ------------
                  Accrued expenses and other liabilities                                                             31,272
                                                                                                               ------------
                  Total liabilities                                                                               7,580,125
                                                                                                               ------------

Preferred Stock:  Preferred Stock at redemption value, par value $.10 per share
                  (2,200 Series A shares and 2,200 Series B shares of AMPS* issued
                  and outstanding at $25,000 per share liquidation preference)                                  110,012,650
                                                                                                               ------------

Net Assets        Net assets applicable to Common Stock                                                        $207,960,100
Applicable To                                                                                                  ============
Common Stock:

Analysis of       Common Stock, par value $.10 per share (13,795,227 shares issued
Net Assets        and outstanding)                                                                             $  1,379,523
Applicable To     Paid-in capital in excess of par                                                              204,148,463
Common Stock:     Undistributed investment income--net                                       $  4,384,130
                  Accumulated realized capital losses on investments--net                     (8,872,505)
                  Unrealized appreciation on investments--net                                   6,920,489
                                                                                             ------------
                  Total accumulated earnings--net                                                                 2,432,114
                                                                                                               ------------
                  Total--Equivalent to $15.07 net asset value per share of Common Stock
                  (market price--$14.43)                                                                       $207,960,100
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MuniHoldings Fund, Inc., April 30, 2003


STATEMENT OF OPERATIONS

                  For the Year Ended April 30, 2003
Investment        Interest                                                                                     $ 19,607,430
Income:           Dividends                                                                                          15,645
                                                                                                               ------------
                  Total income                                                                                   19,623,075
                                                                                                               ------------

Expenses:         Investment advisory fees                                                   $  1,732,165
                  Commission fees                                                                 281,776
                  Accounting services                                                             116,337
                  Professional fees                                                                68,042
                  Transfer agent fees                                                              45,242
                  Directors' fees and expenses                                                     37,075
                  Printing and shareholder reports                                                 32,139
                  Listing fees                                                                     28,965
                  Pricing fees                                                                     18,090
                  Custodian fees                                                                   16,735
                  Other                                                                            35,163
                                                                                             ------------
                  Total expenses before reimbursement                                           2,411,729
                  Reimbursement of expenses                                                       (2,403)
                                                                                             ------------
                  Total expenses after reimbursement                                                              2,409,326
                                                                                                               ------------
                  Investment income--net                                                                         17,213,749
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                               2,818,349
Unrealized        Change in unrealized appreciation on investments--net                                           2,755,933
Gain on                                                                                                        ------------
Investments--Net: Total realized and unrealized gain on investments--net                                          5,574,282
                                                                                                               ------------

Dividends to      Investment income--net                                                                        (1,358,346)
Preferred Stock                                                                                                ------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                         $ 21,429,685
                                                                                                               ============


See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         For the
                                                                                                        Year Ended
                                                                                                        April 30,
                  Increase (Decrease) in Net Assets:                                             2003               2002
Operations:       Investment income--net                                                     $ 17,213,749      $ 15,990,874
                  Realized gain on investments--net                                             2,818,349         2,616,658
                  Change in unrealized appreciation/depreciation on investments--net            2,755,933         6,658,173
                  Dividends to Preferred Stock shareholders                                   (1,358,346)       (2,161,082)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                         21,429,685        23,104,623
                                                                                             ------------      ------------

Dividends to      Investment income--net                                                     (13,560,708)      (12,800,964)
Common Stock                                                                                 ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends to Common
                  Stock shareholders                                                         (13,560,708)      (12,800,964)
                                                                                             ------------      ------------

Net Assets        Total increase in net assets applicable to Common Stock                       7,868,977        10,303,659
Applicable to     Beginning of year                                                           200,091,123       189,787,464
Common Stock:                                                                                ------------      ------------
                  End of year*                                                               $207,960,100      $200,091,123
                                                                                             ------------      ------------

                  *Undistributed investment income--net                                      $  4,384,130      $  2,094,130
                                                                                             ============      ============

See Notes to Financial Statements.



MuniHoldings Fund, Inc., April 30, 2003


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                   For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000         1999
Per Share         Net asset value, beginning of year          $   14.50    $   13.76    $   13.16    $   16.05    $   16.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++    Investment income--net                       1.25++++         1.17         1.10         1.18         1.24
                  Realized and unrealized gain (loss)
                  on investments--net                               .40          .66          .65       (2.66)          .40
                  Dividends and distributions to
                  Preferred Stock shareholders:
                     Investment income--net                       (.10)        (.16)        (.32)        (.26)        (.21)
                     Realized gain on investments--net               --           --           --           --        (.09)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.04)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                 1.55         1.67         1.43       (1.78)         1.34
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.98)        (.93)        (.83)        (.94)        (.97)
                     Realized gain on investments--net               --           --           --           --        (.32)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.17)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Stock shareholders                       (.98)        (.93)        (.83)       (1.11)       (1.29)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $   15.07    $   14.50    $   13.76    $   13.16    $   16.05
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of year         $   14.43    $   13.38    $   13.18    $ 12.5625    $   15.25
                                                              =========    =========    =========    =========    =========


Total Investment  Based on market price per share                15.75%        8.51%       12.09%     (10.47%)       12.06%
Return:*                                                      =========    =========    =========    =========    =========
                  Based on net asset value per share             11.54%       12.64%       11.71%     (10.89%)        8.73%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement**          1.18%        1.21%        1.27%        1.16%        1.09%
Average Net                                                   =========    =========    =========    =========    =========
Assets Of         Total expenses**                                1.18%        1.21%        1.27%        1.16%        1.09%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Total investment income--net**                  8.40%        8.03%        8.08%        8.34%        7.52%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                               .66%        1.08%        2.32%        1.83%        1.27%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                              7.74%        6.95%        5.76%        6.51%        6.25%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement             .77%         .78%         .80%         .74%         .73%
Average Net                                                   =========    =========    =========    =========    =========
Assets Of         Total expenses                                   .77%         .78%         .80%         .74%         .73%
Common & Preferred                                            =========    =========    =========    =========    =========
Stock:**          Total investment income--net                    5.47%        5.17%        5.10%        5.35%        5.05%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Stock shareholders       1.23%        1.96%        3.97%        3.27%        2.58%
Average Net                                                   =========    =========    =========    =========    =========
Assets Of
Preferred Stock:


Supplemental      Net assets applicable to Common Stock,
Data:             end of year (in thousands)                  $ 207,960    $ 200,091    $ 189,787    $ 181,324    $ 221,118
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end
                  of year (in thousands)                      $ 110,000    $ 110,000    $ 110,000    $ 110,000    $ 110,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             50.68%       62.94%       91.25%      137.69%       66.07%
                                                              =========    =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                   $   2,891    $   2,819    $   2,725    $   2,648    $   3,010
                                                              =========    =========    =========    =========    =========


Dividends Per     Series A--Investment income--net            $     315    $     492    $   1,016    $     820    $     657
Share on                                                      =========    =========    =========    =========    =========
Preferred Stock   Series B--Investment income--net            $     302    $     490    $     968    $     813    $     642
Outstanding:                                                  =========    =========    =========    =========    =========


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Certain prior year amounts have been reclassified to conform to current year presentation.
++++Based on average shares outstanding.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MuniHoldings Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $4,695 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended April 30, 2003, FAM reimbursed the Fund in the amount of $2,403.

For the year ended April 30, 2003, the Fund reimbursed FAM $7,342 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2003 were $172,374,740 and $155,415,422, respectively.

Net realized gains for the year ended April 30, 2003 and net unrealized gains as of April 30, 2003 were as follows:


                                       Realized          Unrealized
                                        Gains              Gains

Long-term investments               $  2,818,349       $  6,920,489
                                    ------------       ------------
Total                               $  2,818,349       $  6,920,489
                                    ============       ============


As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $7,045,767, of which $17,503,759 related to appreciated securities and $10,457,992 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $309,923,318.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended April 30, 2003 and April 30, 2002 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were as follows: Series A, 1.15% and Series B, 1.20%.

Shares issued and outstanding for the years ended April 30, 2003 and April 30, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $175,133 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.090000 per share on May 29, 2003 to shareholders of record on May 16, 2003.

The tax character of distributions paid during the fiscal years ended April 30, 2003 and April 30, 2002 was as follows:


                                      4/30/2003         4/30/2002
Distributions paid from:
   Tax-exempt income                $ 14,919,054       $ 14,962,046
                                    ------------       ------------
Total distributions                 $ 14,919,054       $ 14,962,046
                                    ============       ============


As of April 30, 2003, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                   $  4,258,853
Undistributed long-term capital gains--net                       --
                                                       ------------
Total undistributed earnings--net                         4,258,853
Capital loss carryforward                              (8,747,456)*
Unrealized gains--net                                   6,920,717**
                                                       ------------
Total accumulated earnings--net                        $  2,432,114
                                                       ============

*On April 30, 2003, the Fund had a net capital loss carryforward of $8,747,456, of which $1,675,186 expires in 2008 and $7,072,270 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.




MuniHoldings Fund, Inc., April 30, 2003


REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniHoldings Fund, Inc.:

We have audited the accompanying statement of net assets of MuniHoldings Fund, Inc., including the schedule of investments, as of April 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund, Inc. at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
June 6, 2003




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Fund, Inc. during its taxable year ended April 30, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.




MANAGED DIVIDEND POLICY (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:


                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    27.6%
AA/Aa                                       8.4
A/A                                        11.4
BBB/Baa                                    25.4
BB/Ba                                       4.4
B/B                                         1.4
CCC/Caa                                     1.0
Other++                                     0.2
NR (Not Rated)                             20.2

++Temporary investments in short-term municipal securities.




MuniHoldings Fund, Inc., April 30, 2003


OFFICERS AND DIRECTORS (unaudited)

                                                                                            Number of        Other
                                                                                          Portfolios in    Director-
                       Position(s)   Length                                                Fund Complex      ships
                           Held     of Time                                                Overseen by      Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Terry K. Glenn*         President   1999 to   President and Chairman of Merrill Lynch        118 Funds      None
P.O.Box 9011            and         present   Investment Managers, L.P. ("MLIM")/Fund      162 Portfolios
Princeton,              Director    and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1987 to   Funds since 1999; Chairman (Americas
Age: 62                             present   Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM
                                              and FAM (which terms as used herein
                                              include their corporate predecessors)
                                              from 1983 to 2002; President of FAM
                                              Distributors. Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof
                                              from 1991 to 2002; Executive Vice
                                              President and Director of Princeton
                                              Services, Inc. ("Princeton Services")
                                              from 1993 to 2002; President of Princeton
                                              Administrators, L.P. from 1989 to 2002;
                                              Director of Financial Data Services, Inc.
                                              from 1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton
Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December
31, of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*
Ronald W. Forbes        Director    1997 to   Professor Emeritus of Finance, School           44 Funds      None
P.O. Box 9095                       present   of Business, State University of New York    50 Portfolios
Princeton,                                    at Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 62                                       Urban Institute from 1995 to 1999.


Cynthia A. Montgomery   Director    1997 to   Professor, Harvard Business School since        44 Funds      Unum
P.O. Box 9095                       present   1989; Director, Unum Provident Corporation   50 Portfolios    Provident
Princeton,                                    since 1990; Director, Newell Rubbermaid,                      Corpora-
NJ 08543-9095                                 Inc. since 1995.                                              tion;
Age: 50                                                                                                     Newell
                                                                                                            Rubber-
                                                                                                            maid, Inc.


Charles C. Reilly       Director    1997 to   Self-employed financial consultant since        44 Funds      None
P.O. Box 9095                       present   1990.                                        50 Portfolios
Princeton,
NJ 08543-9095
Age: 71


Kevin A. Ryan           Director    1997 to   Founder and Director Emeritus of The Boston     44 Funds      None
P.O. Box 9095                       present   University Center for the Advancement of     50 Portfolios
Princeton,                                    Ethics and Character; Professor of Education
NJ 08543-9095                                 at Boston University from 1982 to 1999 and
Age: 70                                       Professor Emeritus since 1999.


Roscoe S. Suddarth      Director    2000 to   President, Middle East Institute from 1995      44 Funds      None
P.O. Box 9095                       present   to 2001; Foreign Service Officer, United     50 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 67                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to the
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director    1997 to   Dean Emeritus of New York University,           44 Funds      Bowne &
P.O. Box 9095                       present   Leonard N. Stern School of Business          50 Portfolios    Co., Inc.;
Princeton,                                    Administration since 1994.                                    Vornado
NJ 08543-9095                                                                                               Operating
Age: 65                                                                                                     Company;
                                                                                                            Vornado
                                                                                                            Realty Trust;
                                                                                                            Alexander's,
                                                                                                            Inc.


Edward D. Zinbarg       Director    2000 to   Self-employed financial consultant since        44 Funds      None
P.O. Box 9095                       present   1994.                                        50 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                       Position(s)   Length
                           Held     of Time
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice        1997 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011           President   present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,              and         and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011           Treasurer   1999 to   since 1990.
Age: 42                             present


Kenneth A. Jacob        Senior      2002 to   Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt
P.O. Box 9011           Vice        present   Fund Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 52


John M. Loffredo        Senior      2002 to   Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt
P.O. Box 9011           Vice        present   Fund Management) of MLIM from 1998 to 2000.
Princeton,              President
NJ 08543-9011
Age: 39


Robert A. DiMella       Vice        1997 to   Director (Municipal Tax-Exempt Fund Management) of MLIM since 2002;
P.O. Box 9011           President   present   Vice President of MLIM from 1996 to 2002.
Princeton,
NJ 08543-9011
Age: 36


Brian D. Stewart        Secretary   2002 to   Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed
P.O. Box 9011                       present   Smith from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 33


*Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MHD



MuniHoldings Fund, Inc., April 30, 2003


AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.


Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York , NY 10286-1258, Telephone: 800-432-8224.




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Fund, Inc.


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Fund, Inc.


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund, Inc.


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.